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Exhibit 10.2

          1996 Stock Option Plan, Administrative Rules and Agreement under which officers of the Company are eligible to receive options to purchase an aggregate of 1,607,100 shares (restated for the 2-for-1 stock split effective February 1998 and the 10 percent common stock dividends effective in 1999, 1998, 1997 and 1996) of the Company's $2.50 par value common stock. This 1996 Stock Option Plan, Administrative Rules and Agreement are incorporated by reference from Form 10-Q of Brenton Banks, Inc. for the quarter ended September 30, 1996.
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